SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 9, 2003

(Date of earliest event reported)

INDEPENDENT BANK CORP.

(Exact name of registrant as specified in its charter)

Massachusetts	1-9047	04-2870273

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

288 Union St. Rockland, Massachusetts	02370

(Address of principal executive offices)	(Zip Code)

(781) 878-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit 99.1 Press Release dated October 9, 2003.

ITEM 9.    REGULATION FD DISCLOSURE

              On October 9, 2003, Independent Bank Corp. announced by press release its earnings for the quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              On October 9, 2003 Independent Bank Corp. announced by press release its earnings for the quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORP. By: /s/ Denis K. Sheahan —————————————— Denis K. Sheahan Chief Financial Officer and Treasurer

Date: October 9, 2003.